Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions
3.	Acquisitions

In April 2010, Nucor acquired a 50% economic and voting interest in NuMit LLC for a purchase price of approximately $221.3 million. NuMit owns 100% of the equity interest in Steel Technologies LLC, an operator of 25 sheet processing facilities throughout the U.S., Canada and Mexico. Nucor accounts for the investment using the equity method (see Note 10).

Other minor acquisitions, exclusive of purchase price adjustments of acquisitions made in prior years, totaled $4.0 million in 2011 ($64.8 million in 2010 and $8.1 million in 2009).